EXHIBIT 21
The following is a list of subsidiaries of the Company as of December 31, 2021 omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

Company Name	Where Incorporated or Organized
Agouron Pharmaceuticals, LLC	California
AH Robins LLC	Delaware
AHP Manufacturing B.V.	Netherlands
Alpharma Pharmaceuticals LLC	Delaware
American Food Industries LLC	Delaware
Amplyx Pharmaceuticals, Inc.	Delaware
Anacor Pharmaceuticals, Inc.	Delaware
Array BioPharma Inc.	Delaware
Bamboo Therapeutics, Inc.	Delaware
Blue Whale Re Ltd.	Vermont
C.P. Pharmaceuticals International C.V.	Netherlands
CICL Corporation	Delaware
COC I Corporation	Delaware
Coley Pharmaceutical GmbH	Germany
Coley Pharmaceutical Group, Inc.	Delaware
Cyanamid de Argentina, S.A.	Delaware
Cyanamid de Colombia, S.A.	Delaware
Distribuidora Mercantil Centro Americana, S.A.	Delaware
Encysive Pharmaceuticals Inc.	Delaware
Farminova Produtos Farmaceuticos de Inovacao, Lda.	Portugal
FoldRx Pharmaceuticals, LLC	Delaware
Fort Dodge Manufatura Ltda.	Brazil
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle International Capital LLC	Delaware
Genetics Institute, LLC	Delaware
GenTrac, Inc.	Wisconsin
GI Europe, Inc.	Delaware
GI Japan, Inc.	Delaware
Hospira Adelaide Pty Ltd	Australia
Hospira Australia Pty Ltd	Australia
Hospira Benelux BVBA	Belgium
Hospira Holdings (S.A.) Pty Ltd	Australia
Hospira Limited	Hong Kong
Hospira Philippines, Inc.	Philippines
Hospira Pte. Ltd.	Singapore
Hospira Puerto Rico, LLC	Delaware
Hospira UK Limited	United Kingdom
Hospira Worldwide, LLC	Delaware
Hospira Zagreb d.o.o.	Croatia
Hospira, Inc.	Delaware
InnoPharma, Inc.	Delaware

International Affiliated Corporation LLC	Delaware
John Wyeth & Brother Limited	United Kingdom
King Pharmaceuticals Holdings LLC	Delaware
King Pharmaceuticals LLC	Delaware
King Pharmaceuticals Research and Development, LLC	Delaware
Laboratoires Pfizer, S.A.	Morocco
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Laboratorios Wyeth LLC	Pennsylvania
Laboratorios Wyeth S.A.	Venezuela
Mayne Pharma IP Holdings (Euro) Pty Ltd	Australia
Medivation Field Solutions LLC	Delaware
Medivation LLC	Delaware
Medivation Neurology LLC	Delaware
Medivation Prostate Therapeutics LLC	Delaware
Medivation Services LLC	Delaware
Medivation Technologies LLC	Delaware
Monarch Pharmaceuticals, LLC	Tennessee
MTG Divestitures LLC	Delaware
Neusentis Limited	United Kingdom
PAH USA IN8 LLC	Delaware
Parke Davis Limited	Hong Kong
Parke, Davis & Company LLC	Michigan
Parkedale Pharmaceuticals, Inc.	Michigan
PBG Puerto Rico LLC	Puerto Rico
P-D Co., LLC	Delaware
Peak Enterprises LLC	Delaware
PF Argentum Acquisition ULC	Canada
PF Consumer Healthcare Holdings LLC	Delaware
PF Consumer Healthcare Holdings US Inc.	Delaware
PF Czech Republic Holdings B.V.	Netherlands
PF Finland Holdings B.V.	Netherlands
PF OFG Ireland 2 B.V.	Netherlands
PF OFG South Korea 1 B.V.	Netherlands
PF OFG South Korea 2 B.V.	Netherlands
PF PR Holdings C.V.	Netherlands
PF PRISM C.V.	Netherlands
PF PRISM Holdings B.V.	Netherlands
PF PRISM IMB B.V.	Netherlands
PFE Wyeth-Ayerst (Asia) LLC	Delaware
Pfizer	France
Pfizer (China) Research and Development Co. Ltd.	People's Republic China
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (Perth) Pty Ltd	Australia
Pfizer (Thailand) Limited	Thailand
PFIZER (VIETNAM) LIMITED COMPANY	Vietnam

Pfizer (Wuhan) Research and Development Co. Ltd.	People's Republic China
Pfizer AB	Sweden
Pfizer Afrique de L'Ouest	Senegal
Pfizer AG	Switzerland
Pfizer Anti-Infectives AB	Sweden
Pfizer ApS	Denmark
Pfizer AS	Norway
Pfizer Asia Manufacturing Pte. Ltd.	Singapore
Pfizer Australia Holdings B.V.	Netherlands
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Investments Pty Ltd	Australia
Pfizer Australia Pty Ltd	Australia
Pfizer B.V.	Netherlands
Pfizer Biopharma Egypt LLC	Egypt
Pfizer Biopharmaceuticals Egypt LLC	Egypt
Pfizer Bolivia S.A.	Bolivia
Pfizer Canada ULC / Pfizer Canada SRI	Canada
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Colombia Spinco I LLC	Pennsylvania
Pfizer Consumer Healthcare	United Kingdom
Pfizer Cork Limited	Ireland
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Corporation S. de R.L.	Panama
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Development B.V.	Netherlands
Pfizer Development LLC	Delaware
Pfizer Development LP	United Kingdom
Pfizer Development Services (UK) Limited	United Kingdom
Pfizer East India B.V.	Netherlands
Pfizer Eastern Investments B.V.	Netherlands
Pfizer Export B.V.	Netherlands
Pfizer Europe MA EEIG	Belgium
Pfizer Export Company	Ireland
Pfizer Finance Share Service (Dalian) Co., Ltd.	People's Republic China
Pfizer France International Investments	France
Pfizer Free Zone Panama, S. de R.L.	Panama
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Supply Japan Inc.	Japan
Pfizer Global Trading	Ireland
Pfizer Gulf FZ-LLC	United Arab Emirates
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware

Pfizer Healthcare India Private Limited	India
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer Himalaya Holdings Coöperatief U.A.	Netherlands
Pfizer Holding France	France
Pfizer Holdings Corporation	Delaware
Pfizer Holdings International Corporation	Delaware
Pfizer Holdings International Luxembourg (PHIL) SARL	Luxembourg
Pfizer Innovations AB	Sweden
Pfizer Innovations LLC	Russia
Pfizer International LLC	New York
Pfizer International Operations	France
Pfizer Investment Capital Unlimited Company	Ireland
Pfizer Investment Co. Ltd.	People's Republic China
Pfizer Ireland PFE Holding 1 LLC	Delaware
Pfizer Ireland PFE Holding 2 LLC	Delaware
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Ventures Unlimited Company	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Leasing Ireland Limited	Ireland
Pfizer Leasing UK Limited	United Kingdom
Pfizer Limited	India
Pfizer Limited	Taiwan
Pfizer Limited	United Kingdom
Pfizer Luxco Holdings SARL	Luxembourg
Pfizer Luxembourg Global Holdings S.à r.l.	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Austria G.m.b.H.	Austria
Pfizer Manufacturing Belgium N.V.	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing Deutschland Grundbesitz GmbH & Co. KG	Germany
Pfizer Manufacturing Holdings LLC	Delaware
Pfizer Manufacturing Ireland Unlimited Company	Ireland
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer MAP Holding, Inc.	Delaware
Pfizer Medicamentos Genericos e Participacoes Ltda.	Brazil
Pfizer Mexico Holding B.V.	Netherlands
Pfizer New Zealand Limited	New Zealand
Pfizer North America Services LLC	Delaware
Pfizer OTC B.V.	Netherlands
Pfizer Overseas LLC	Delaware

Pfizer Oy	Finland
Pfizer Pakistan Limited	Pakistan
Pfizer PFE AsiaPac Holding B.V.	Netherlands
Pfizer PFE CIA. Ltda.	Ecuador
Pfizer PFE Eastern Investments B.V.	Netherlands
Pfizer PFE Global Holdings B.V.	Netherlands
Pfizer PFE İlaçları Anonim Şirketi	Turkey
Pfizer PFE Pharmaceuticals Israel Holding LLC	Delaware
Pfizer PFE Pharmaceuticals Israel Ltd.	Israel
Pfizer PFE Service Company Holding B.V.	Netherlands
Pfizer PFE Spain B.V.	Netherlands
Pfizer PFE UK Holding 4 LP	United Kingdom
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharma PFE GmbH	Germany
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People's Republic China
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals Global B.V.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Korea Limited	Republic of Korea
Pfizer Pharmaceuticals Science and Technology Co., Ltd.	People's Republic China
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland
Pfizer Private Limited	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer R&D Holding B.V.	Netherlands
Pfizer R&D Japan G.K.	Japan
Pfizer R&D UK Limited	United Kingdom
Pfizer Research (NC), Inc.	Delaware
Pfizer Romania SRL	Romania
Pfizer S.A.	Peru
Pfizer S.A.S.	Colombia
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.R.L.	Argentina
Pfizer S.r.l.	Italy
Pfizer SA (Belgium)	Belgium
Pfizer Saudi Limited	Saudi Arabia
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland Unlimited Company	Ireland
Pfizer Shared Services Unlimited Company	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Singapore Holding Pte. Ltd.	Singapore
Pfizer Specialties Limited	Nigeria

Pfizer SRB d.o.o.	Serbia
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer Transactions LLC	Delaware
Pfizer Tunisie SA	Tunisia
Pfizer Vaccines LLC	Delaware
Pfizer Venezuela, S.A.	Venezuela
Pfizer Ventures (US) LLC	Delaware
Pfizer Ventures LLC	Delaware
Pfizer Worldwide Services Unlimited Company	Ireland
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A. de C.V.	Mexico
Pfizer, S.L.	Spain
Pfizer, spol. s r.o.	Czech Republic
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia Brasil Ltda.	Brazil
Pharmacia Hepar LLC	Delaware
Pharmacia Inter-American LLC	Pennsylvania
Pharmacia International B.V.	Netherlands
Pharmacia Limited	United Kingdom
Pharmacia LLC	Delaware
PHIVCO Corp.	Delaware
PHIVCO Holdco S.à r.l.	Luxembourg
PIMB OFG Spain Holding, S.L.	Spain
PRISM Holdings B.V.	Netherlands
PT. Pfizer Indonesia	Indonesia
Purepac Pharmaceutical Holdings LLC	Delaware
Renrall LLC	Wyoming
Rinat Neuroscience Corp.	Delaware
Roerig S.A.	Chile
Searle Laboratorios, Lda.	Portugal
Servicios P&U, S. de R.L. de C.V.	Mexico
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Solinor LLC	Delaware
Sugen LLC	Delaware
Tabor LLC	Delaware
Trillium Therapeutics ULC	Canada
Trillium Therapeutics USA, LLC	Delaware
Upjohn Laboratorios Lda.	Portugal
Vicuron Holdings LLC	Delaware
Warner Lambert del Uruguay S.A.	Uruguay
Warner-Lambert Company GmbH	Switzerland
Warner-Lambert Company LLC	Delaware

W-L LLC	Delaware
Wyeth Ayerst Inc.	Delaware
Wyeth Ayerst S.à r.l.	Luxembourg
Wyeth Farma, S.A.	Spain
Wyeth Holdings LLC	Maine
Wyeth Industria Farmaceutica Ltda.	Brazil
Wyeth Lederle S.r.l.	Italy
Wyeth LLC	Delaware
Wyeth Pakistan Limited	Pakistan
Wyeth Pharmaceuticals FZ-LLC	United Arab Emirates
Wyeth Pharmaceuticals LLC	Delaware
Wyeth Subsidiary Illinois Corporation	Illinois
Wyeth Whitehall Export GmbH	Austria
Wyeth-Ayerst (Asia) LLC	Delaware
Wyeth-Ayerst International LLC	Delaware
Wyeth-Ayerst Promotions Limited	Delaware